Summary prospectus

Global / international equity funds

Delaware Macquarie Global Infrastructure Fund

Nasdaq ticker symbol
Institutional Class	DMGIX

March 30, 2011

Before you invest, you may want to review the Fund's statutory prospectus (and any supplements thereto), which contains more information about the Fund and its risks. You can find the Fund's statutory prospectus and other information about the Fund, including its statement of additional information and most recent reports to shareholders online at
www.delawareinvestments.com/retail/literature. You can also get this information at no cost by calling 800 523-1918 or by sending an e-mail request to service@delinvest.com. The Fund's statutory prospectus and statement of additional information, both dated March 30, 2011, and any supplements thereto, are incorporated by reference into this summary prospectus.

Delaware Macquarie Global Infrastructure Fund

What are the Fund's investment objectives?

Delaware Macquarie Global Infrastructure Fund seeks long-term capital appreciation and current income.

What are the Fund's fees and expenses?

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Class	Institutional
Management fees	0.90%
Distribution and service (12b-1) fees	none
Other expenses	10.81%
Total annual fund operating expenses	11.71%
Fee waivers and expense reimbursements	(10.51%)[1]
Total annual fund operating expenses after fee waivers and expense reimbursements	1.20%

1

The Fund's investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) to the extent necessary to prevent total annual fund operating expenses from exceeding 1.20% of the Fund's average daily net assets from March 30, 2011 through March 29, 2012. These waivers and reimbursements may only be terminated by agreement of the Manager and the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the Manager's expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	Institutional
1 year	$122
3 years	$2,393
5 years	$4,369
10 years	$8,260

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 87% of the average value of its portfolio.

What are the Fund's principal investment strategies?

Under normal circumstances, the Fund will invest at least 80% of its net assets (including borrowings for investment purposes) in securities issued by U.S. and non-U.S. companies that are principally engaged in the infrastructure industry (the 80% policy). Such securities include, but are not limited to, common, convertible and preferred stock, stapled securities, income trusts, limited partnerships, and limited partnership interests in the general partners of master limited partnerships, issued by infrastructure and infrastructure-related companies. All equity investments of the Fund will be listed securities, or securities that are expected to be listed, on recognized stock exchanges in the U.S. and outside of the U.S., including emerging market countries. Under normal circumstances, the Fund will invest in securities of issuers located throughout the world, including the U.S., and the Fund will invest at least 40% of its net assets in non-U.S. securities.

The Manager has selected Macquarie Capital Investment Management LLC (MCIM) to serve as the Fund's sub-adviser. The sub-adviser is responsible for the day-to-day investment management of the Fund's assets. The sub-adviser selects investments for the Fund based on its own investment style and strategy.

A company is considered to be an infrastructure or infrastructure-related company if, in the opinion of MCIM, the company derives the majority of its revenue from infrastructure related activities such as owning or operating infrastructure assets (including: transportation assets such as toll roads, airports, seaports and railroads; regulated assets such as gas and water distribution facilities; utility assets such as electric transmission and distribution lines; and social assets such as hospitals and correctional facilities) and firms that operate in industries that provide the services and raw materials necessary for the construction and maintenance of infrastructure assets (such as engineering services, mining, shipping, alternative energy, construction, and concrete).

The Fund's 80% policy can be changed without shareholder approval. However, shareholders will be given at least 60 days' notice prior to any such change.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. Principal risks include:

Investment not guaranteed by the Manager or its affiliates — Investments in the Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Market risk — The risk that securities or industries in a certain market — such as the stock or bond market — will decline in value because of economic conditions, future expectations, or investor confidence.

Master limited partnership risk — The risk that holders of the units of master limited partnerships have more limited control and limited rights to vote on matters affecting the partnership. There are also certain tax risks associated with an investment in units of master limited partnerships.

Foreign risk — The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability; changes in currency exchange rates; inefficient markets and higher transaction costs; foreign economic conditions; or inadequate or different regulatory and accounting standards.

Nondiversification risk — A nondiversified fund has the flexibility to invest as much as 50% of its assets in as few as two issuers with no single issuer accounting for more than 25% of the fund. The remaining 50% of the fund must be diversified so that no more than 5% of its assets are invested in the securities of a single issuer. Because a nondiversified fund may invest its assets in fewer issuers, the value of fund shares may increase or decrease more rapidly than if it were fully diversified.

Liquidity risk — The possibility that securities cannot be readily sold within seven days at approximately the price at which a fund has valued them.

Industry risk — The risk that the value of securities in a particular industry (such as financial services or manufacturing) will decline because of changing expectations for the performance of that industry.

Counterparty risk — The risk that the counterparty to such a contract or agreement may fail to perform its obligations under the contract or agreement due to financial difficulties (such as a bankruptcy or reorganization). As a result, the fund may experience significant delays in obtaining any recovery, may only obtain a limited recovery, or may obtain no recovery at all.

Government and regulatory risk — Governments or regulatory authorities have, from time to time, taken or considered actions that could adversely affect various sectors of the securities markets.

How has Delaware Macquarie Global Infrastructure Fund
performed?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from one year and by showing how the Fund's average annual returns for the one-year and lifetime periods compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Fund's most recently available month-end performance by calling 800 362-7500 or by visiting our web site at www.delawareinvestments.com/performance.

Year-by-year total return (Institutional Class)

During the periods illustrated in this bar chart, the Institutional Class' highest quarterly return was 17.37% for the quarter ended September 30, 2010 and its lowest quarterly return was -11.67% for the quarter ended June 30, 2010.

Average annual total returns for periods ended December 31, 2010

	1 year	Lifetime (12/31/09- 12/31/10)
Return before taxes	8.82%	8.79%
Return after taxes on distributions	7.78%	0.00%
Return after taxes on distributions and sale of Fund shares	5.68%	0.00%
S&P Global Infrastructure Index (reflects no deduction for fees, expenses, or taxes)	5.77%	5.77%

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

Who manages the Fund?

Investment manager

Delaware Management Company

Sub-adviser

Macquarie Capital Investment Management LLC (MCIM)

Portfolio manager	Title with MCIM	Start date on the Fund
Brad Frishberg, CFA	Managing Director, Chief Investment Officer of Infrastructure Securities — Macquarie Funds Group	April 2010
Andrew Maple-Brown	Portfolio Manager, Senior Vice President — Macquarie Funds Group	December 2009

Purchase and redemption of Fund shares

You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares may be purchased or redeemed: through your financial advisor; by regular mail (c/o Delaware Investments, P.O. Box 219691, Kansas City, MO 64121-9691); by overnight courier service (c/o Delaware Service Center, 430 W. 7th Street, Kansas City, MO 64105); by telephone to your Client Services Representative at 800 362-7500 weekdays from 8:30 a.m. to 6:00 p.m. Eastern time; by telephone to our automated telephone service at 800 362-3863 at any time; through our web site at www.delawareinvestments.com; or by wire. Please refer to the Fund's statutory prospectus and statement of additional information for more details regarding the purchase and sale of Fund shares.

There is no minimum initial purchase requirement for Institutional Class shares, but Institutional Class shares are available for purchase only by the following: (1) retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover IRAs from such plans; (2) tax-exempt employee benefit plans of the Fund's Manager or its affiliates and of securities dealer firms with a selling agreement with Delaware Distributors, L.P. (Distributor); (3) institutional advisory clients (including mutual funds) of the Manager or its affiliates, as well as the clients' affiliates, and their corporate sponsors, subsidiaries, related employee benefit plans, and rollover IRAs of, or from, such institutional advisory accounts; (4) a bank, trust company, or similar financial institution investing for its own account or for the account of its trust customers for whom the financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee; (5) registered investment advisors (RIAs) investing on behalf of clients that consist solely of institutions and high net worth individuals having at least $1 million entrusted to or overseen by the RIA for investment purposes (use of the Institutional Class shares is restricted to RIAs who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from their advisory clients); (6) certain plans qualified under Section 529 of the Internal Revenue Code of 1986, as amended, for which the Fund's Manager, Distributor, or service agent, or one or more of their affiliates provide recordkeeping, administrative, investment management, marketing, distribution, or similar services; (7) programs sponsored by financial intermediaries where: (a) such programs allow or require the purchase of Institutional Class shares, (b) the financial intermediary has entered into an agreement covering the arrangement with the Distributor and/or the Fund's transfer agent, and (c) the financial intermediary (i) charges clients an ongoing fee for advisory, investment consulting or similar service, or (ii) offers the Institutional Class shares through a no-commission network or platform; or (8) private investment vehicles, including, but not limited to, foundations and endowments purchasing shares directly from the Manager.

Tax information

The Fund's distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an IRA.

Payments to broker/dealers and other
financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

SMPR-213 [11/10] DG3 16286 [3/11]